UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2005

BLUELINX HOLDINGS INC.

(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 2.02.	Results of Operations and Financial Condition.

     On July 22, 2005, BlueLinx Holdings Inc. issued a press release entitled “BlueLinx Announces Preliminary Second Quarter Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

     On July 22, 2005, BlueLinx Holdings Inc. announced the acquisition, through its wholly-owned subsidiary BlueLinx Corporation, of California-based hardwood lumber company Lane Stanton Vance, formerly a unit of privately-held Hampton Distribution Companies. A press release announcing the acquisition is attached hereto as Exhibit 99.2.

     The information in this Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description
99.1	Press release, dated July 22, 2005, announcing preliminary second quarter results.

99.2	Press release, dated July 22, 2005, announcing the acquisition of Lane Stanton Vance.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

	By:	/s/ Barbara V. Tinsley

Barbara V. Tinsley
General Counsel & Secretary
Dated: July 22, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated July 22, 2005, announcing preliminary second quarter results.

99.2	Press release, dated July 22, 2005, announcing the acquisition of Lane Stanton Vance.